SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               August 6, 2001
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                            Apco Argentina Inc.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Cayman Islands            0-8933                (98-0199453)
--------------     ---------------------      ------------------
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)


                               P.O. Box 2400
                           Tulsa, Oklahoma 74102
                          Telephone: (918)573-2164
        ------------------------------------------------------------
                  (Address of Principal Executive Offices)




Item 5.  Other Events.

         On August 6, 2001, Apco Argentina Inc., a Cayman Islands corporation (the "Company"), issued a press release announcing that it had named Randy Barnard as Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Barnard, head of the international unit of The Williams Companies, Inc., replaces John C. Bumgarner, Jr. who resigned from the Company to devote his attentions to his current position as President, Strategic Investments for Williams Communications Group, Inc.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.


         (c)  Exhibits

              99.1             Apco Argentina Inc. Press Release, dated
                               August 6, 2001.


                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2001


                                         APCO ARGENTINA INC.

                                         By: /s/ Suzanne Costin
                                            ---------------------------
                                             Name:  Suzanne Costin
                                             Title: Secretary



                               EXHIBIT INDEX


Exhibit No.      Description

99.1             Apco Argentina Inc. Press Release,
                 dated August 6, 2001.